                                                                   EXHIBIT 10.32


                        INDEPENDENT CONTRACTOR AGREEMENT

                                    BETWEEN:

                             THE TRACKER CORPORATION
                         (Hereinafter called "Tracker")

                                OF THE FIRST PART

                                     - and -

                                 DATATRACK INC.
                (Hereinafter called the "Independent Contractor")

                               OF THE SECOND PART

         WHEREAS Tracker is in the business of direct telemarketing its Credit Card Registration Service to individuals with credit cards to protect ("potential members");

         AND WHEREAS the Independent Contractor has agreed to assist Tracker in the sale of a Tracker Credit Card Registration Service to potential members via telemarketing on a straight commission fee basis (the "Fees");

         NOW THEREFORE in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

1. The Independent Contractor, and its agents, shall report all firm and final sales to potential members via telemarketing in the United States of America (the "Territory") on a daily basis to Tracker.

2.       a.)      Tracker shall pay the Independent Contractor Fees equal to fifty percent (50% of the proceeds from firm and final sales in lawful money of the United States of America (i.e.
                  non-cancelled sales, net of applicable taxes, generated by the Independent Contractor, and its agents, to potential members in the Territory, which are paid via authorized credit card).
                  The Fees shall be paid by Tracker to the Independent
                  Contractor, each Thursday on a weekly basis but shall not be paid later than seven business days subsequent to receiving authorization of credit card numbers.

         b.) Notwithstanding the foregoing, Tracker may retain up to 20% of the Fees on a weekly basis (the "Holdback") to be applied against cancellations. All Holdback not applied against cancellations shall be released and paid to the Independent Contractor not later than 38 days after the occurrence of such Holdback. The percentage of the Holdback may be adjusted by the parties from time to time based upon actual cancellation experience.

         c.) The Fees shall be accompanied by a detailed weekly reconciliation of the Fees and the Holdback, itemized per sales representative, and presented to the

                  Independent Contractor each Thursday by 6 p.m. The reconciliation shall cover all firm and final sales generated up to and including 11:59 p.m. on the Tuesday of that week.

         d.) Notwithstanding the foregoing, until all start up costs as outlined in Schedule A are recovered, the Independent Contractor shall be paid $50 (CDN) per firm and final sale without Holdback.

3. Tracker agrees to send out the mutually agreed upon Tracker Credit Card Registration Service kit (the "Kit") to all firm and final sales authorized potential members within 7 to 10 business days of when such firm and final sales were generated by the Independent Contractor. The mutually agreed upon Kit will include 24 adhesive labels, all linked to a 5-year membership in the Tracker Credit Card Registration Service. The contents of the Kit may vary as agreed in writing by the parties from time to time.

4. Tracker and the Independent Contractor agree that the Kit will be sold to Tracker's potential members in the Territory at $139.00 (U.S.) or at such other price as the parties may from time to time otherwise in writing agree.

5. The Independent Contractor, and its agents, shall be responsible and agree that it is a condition of this Agreement, to have all of its presentation materials, sales presentation scripts, sales methods and wording of approach (the "Materials") APPROVED IN WRITING BY TRACKER PRIOR TO MAKING SALES PRESENTATIONS. The Independent Contractor, and its agents, agree at all times to use and follow the "Materials".

6. Where this Agreement is terminated in accordance with its terms, any Fees paid to the Independent Contractor on sales that subsequently cancel and are not covered by the Holdback will be paid back by the Independent Contractor. Notwithstanding the foregoing, Tracker acknowledges that any sale that cancels 21 or more days after receipt of the Kit shall be for the sole account of Tracker and not the Independent Contractor.

7. The Independent Contractor, and its agents, agree that if this Agreement is terminated in accordance with its terms, it will not for a period of one (1) year within the geographic boundaries of the Territory, either by itself or in partnership with or in conjunction with or as an employee, officer, director, manager or agent of any other person, firm or corporation or in any other capacity whatsoever, either directly or indirectly, undertake, carry on or be engaged in or have any financial interest in, or in any manner advise or assist any person, firm or corporation other than Tracker or pursuant to any other agreement, be engaged or interested in any business purposes which are directly or indirectly competitive with the telemarketing of the Tracker Credit Card Registration Service.

8. During the normal course of the sales presentation, should any repeated unreasonable deviation from the pre-approved Materials occur during the presentations, then Tracker shall notify the Independent Contractor in writing of such deviations and if such deviations are not corrected within 10 days after such written notification, Tracker in its sole discretion, may consider the Independent Contractor or its agents to have repeatedly misrepresented themselves, and such conduct will be grounds to terminate this Agreement immediately.

9. The Agreement shall run for consecutive automatically renewing one year terms and may only be terminated as provided herein, provided profit projections shown in Schedule A are met on an annual basis. If production in any quarter exceeds the projection set out in Schedule A then such excess production may be carried forward for the balance of that one year term and applied towards any future shortfall in production during such term. Where there is a shortfall in production in any quarter it may be made up by production in excess of the projection in the next consecutive quarter during that one year term. If such profit projections are not met during any two consecutive quarters, Tracker, in its sole discretion may immediately terminate this Agreement.

10. The Independent Contractor may terminate this Agreement at any time on not less than 90 days prior written notice to Tracker and Tracker may at that time solicit all or any employees or independent contractors of the Independent Contractor.

11. Tracker may also terminate this Agreement at any time for cause or breach of this Agreement and cause shall be defined as grossly negligent or fraudulent conduct or conduct which brings discredit or negatively affects the reputation of Tracker.

12. Where this Agreement is terminated in accordance with its terms, within 15 business days of such termination, the Independent Contractor shall change its name to a name that does not use the word "Track" or any variation thereof whatsoever.

13. This Agreement shall be binding on and enure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may be assigned by either party on the written consent of the other party, such consent not to be unreasonably withheld or unduly delayed.

14. Except for those costs specifically itemized to be for the account of the Independent Contractor as set out in paragraph 15 below, Tracker shall pay all costs associated with the business including without limitation all costs listed in Schedule A, on an ongoing basis, including any other reasonable costs not listed which may arise from time to time or on an ongoing basis in the conduct of the business.

15. The Independent Contractor shall pay all salaries, commissions, fees and all other remuneration necessary to conduct the sale of the Tracker Credit Card Registration Service. The Independent Contractor shall also call back all potential members to verify the information initially obtained by its sales representatives and to tape, date and file all verification phone calls. The Independent Contractor shall pay the remuneration required for all verification personnel.

16. Provided profit projections in Schedule B are maintained on an annual basis, if the business is expanded to any other territory or territories other than the Territory or if the Tracker Credit Card Registration Service is sold by any method other than telemarketing the Independent Contractor shall have the right of first refusal to provide its existing services in the expanded territory or territories or by the new method of selling in any territory on the same terms and conditions as are contained in this Agreement.

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
17. Provided profit projections in Schedule B are maintained on an annual basis, the Independent Contractor shall be entitled to twenty percent (20%) of net profits after expenses for all memberships which are renewed or continued after the initial term of their membership, where such renewal or continuation is automatically billed.

18. It is hereby acknowledged and agreed a partnership relationship shall not be created by the terms of this Agreement, and neither this Agreement nor the operations conducted under it shall be considered as creating such a relationship. It is further acknowledged that neither party is an agent of the other, and neither party has any authority to contractually or otherwise legally bind the other party in any way.

19.      The Independent Contractor acknowledges the following:

         a.       it has read this Agreement and understands the contents;
         b. it has had an opportunity to review the terms of this Agreement to its satisfaction;
                  and
         c.       it has received a duplicate executed copy of this Agreement.

20. This Agreement shall be enforceable in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

21. This Agreement is the entire agreement between the parties hereto pertaining to the subject matter hereof.

22. The Independent Contractor agrees to indemnify and save Tracker harmless in respect of all losses, costs and liabilities suffered, sustained or incurred by Tracker as a result of the acts or omissions of the Independent Contractor and its agents including any losses, damages, costs and liabilities suffered as a result of any breach of the terms and conditions of this Agreement.

DATED at Toronto as of the 12th day of January, 1996.

                                           THE TRACKER CORPORATION


                                     Per:  /s/ Gigi Lipton               1/11/96
                                           -------------------------------------
                                           Gigi Lipton,
                                           Vice-President Information Systems

                                           DATATRACK INC.


                                     Per:  /s/ Don Davies
                                           -------------------------------------
                                           Don Davies,
                                           President


                                           /s/
                                           -------------------------------------
                                           Witness to Signatures

- -----------------------------------------------------------------------------------------------------------------------------------
                                                CREDIT CARD REGISTRY PROGRAM                           SCHEDULE "A"
- -----------------------------------------------------------------------------------------------------------------------------------
                                                    P&L forecast for 1995
- -----------------------------------------------------------------------------------------------------------------------------------
                             Start Up  Jan     Feb    Mar    Apr    May    Jun    Jul    Aug     Sep    Oct    Nov    Dec    Total
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
# of sales                         0     360     720   1080   1440   1440   1440   1440   1440    1440   1440   1440   1440   15120
- -----------------------------------------------------------------------------------------------------------------------------------
Total Revenues                     0   67554  135108 202662 270216 270216 270216 270216 270216  270216 270216 270216 270216 2837268
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Tracker Revenues                   0   33777   67554 101331 135108 135108 135108 135108 135108  135108 135108 135108 135108 1418634
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Expenses
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Rent allocation - 26th floor       0    3750    3750   3750   3750   3750   3750   3750   3750    3750   3750   3750   3750   45000
- -----------------------------------------------------------------------------------------------------------------------------------
Leaseholds                      8000       0       0      0      0      0      0      0      0       0      0      0      0    8000
- -----------------------------------------------------------------------------------------------------------------------------------
Desks                           3000       0       0      0      0      0      0      0      0       0      0      0      0    3000
- -----------------------------------------------------------------------------------------------------------------------------------
Chairs                          3000       0       0      0      0      0      0      0      0       0      0      0      0    3000
- -----------------------------------------------------------------------------------------------------------------------------------
Dividers                        2000       0       0      0      0      0      0      0      0       0      0      0      0    2000
- -----------------------------------------------------------------------------------------------------------------------------------
Carpet                          1500       0       0      0      0      0      0      0      0       0      0      0      0    1500
- -----------------------------------------------------------------------------------------------------------------------------------
Advertisements                     0    3800    3800   3800   3800   3800   3800   3800   3800    3800   3800   3800   3800   45600
- -----------------------------------------------------------------------------------------------------------------------------------
Leads                              0    4313    8625  12937  17250  17250  17250  17250  17250   17250  17250  17250  17250  181125
- -----------------------------------------------------------------------------------------------------------------------------------
Phones - Installation           3500       0       0      0      0      0      0      0      0       0      0      0      0    3500
- -----------------------------------------------------------------------------------------------------------------------------------
Phones - monthly                   0    1500    1500   1500   1500   1500   1500   1500   1500    1500   1500   1500   1500   18000
- -----------------------------------------------------------------------------------------------------------------------------------
Long Distance                      0   28800   28800  28800  28800  28800  28800  28800  28800   28800  28800  28800  28800  345600
- -----------------------------------------------------------------------------------------------------------------------------------
Administration (Billing)           0     400     800   1200   1600   1600   1600   1600   1600    1600   1600   1600   1600   16798
- -----------------------------------------------------------------------------------------------------------------------------------
Janitorial                         0     100     100    100    100    100    100    100    100     100    100    100    100    1200
- -----------------------------------------------------------------------------------------------------------------------------------
Call Center Support                0     100     100    100    100    100    100    100    100     100    100    100    100    1200
- -----------------------------------------------------------------------------------------------------------------------------------
Brochure                           0      54     108    162    216    216    216    216    216     216    216    216    216    2268
- -----------------------------------------------------------------------------------------------------------------------------------
Labels                             0     270     540    810   1080   1080   1080   1080   1080    1080   1080   1080   1080   11340
- -----------------------------------------------------------------------------------------------------------------------------------
Inventory form                     0      27      54     81    108    108    108    108    108     108    108    108    108    1134
- -----------------------------------------------------------------------------------------------------------------------------------
Return Envelope                    0      18      36     54     72     72     72     72     72      72     72     72     72     756
- -----------------------------------------------------------------------------------------------------------------------------------
Window Envelope                    0      18      36     54     72     72     72     72     72      72     72     72     72     756
- -----------------------------------------------------------------------------------------------------------------------------------
Postage                            0     396     792   1188   1584   1584   1584   1584   1584    1584   1584   1584   1584   16632
- -----------------------------------------------------------------------------------------------------------------------------------
Return mail postage                0     122     245    367    490    490    490    490    490     490    490    490    490    5144
- -----------------------------------------------------------------------------------------------------------------------------------
Letter (card carrier)              0      36      72    108    144    144    144    144    144     144    144    144    144    1512
- -----------------------------------------------------------------------------------------------------------------------------------
Membership card                    0      40      79    119    158    158    158    158    158     158    158    158    158    1660
- -----------------------------------------------------------------------------------------------------------------------------------
Fulfillment                        0     162     324    486    648    648    648    648    648     648    648    648    648    6804
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                 21000   43905   49761  55615  61472  61472  61472  61472  61472   61472  61472  61472  61472  723529
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Tracker Profit/Loss           -21000  -10128   17793  45714  73636  73636  73636  73636  73636   73636  73636  73636  73636  695105
- -----------------------------------------------------------------------------------------------------------------------------------

Notes:
1.       Expenses do not include G.S.T.
2.       Based on set up of 30 stations.
3. Revenues based on productivity of 2.4 (NET) sales per day per TSR starting April 1, Jan-Mar represents gradual growth ($139 US selling price converted at 1.35 CDN)
4.       Tracker percentage at 50% of total revenues.
5.       Rent allocation based on 2500 sq ft @ $15/sq ft.
6. Advertisements based on continuous running 1 1/16" x 1 1/2" (21 lines) in Toronto Star.
7. Leads - initial purchases of 50,000 then at full production 150,000 per month @ $115/'000.
8. Long Distance based on 240 minutes per day per operator (each 8 hours shift = 480 minutes) @ $.20/min.
9.       Janitorial - $100/mo.
10. Call Center Support - handling additional calls on the program & actual credit card service
11.      All fulfillment items - used figures from prior kit fulfillment.
12.      Administration - incl. only billing, assume 72 bills is 8 hours work @
         $10/hr.
Note: All management (other time devoted to the project is not accounted for in the above forecasts.

- -----------------------------------------------------------------------------------------------------------------------------------
                                                CREDIT CARD REGISTRY PROGRAM                           SCHEDULE "B"
- -----------------------------------------------------------------------------------------------------------------------------------
                                                    P&L forecast for 1995
- -----------------------------------------------------------------------------------------------------------------------------------
                             Start Up  Jan     Feb    Mar    Apr    May    Jun    Jul    Aug     Sep    Oct    Nov    Dec    Total
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
# of sales                         0     540    1080   1620   2160   2160   2160   2160   2160    2160   2160   2160   2160   22680
- -----------------------------------------------------------------------------------------------------------------------------------
Total Revenues                     0  101331  202662 303993 405324 405324 405324 405324 405324  405324 405324 405324 405324 4255902
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Tracker Revenues                   0   50665  101331 151997 202662 202662 202662 202662 202662  202662 202662 202662 202662 2127951
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Expenses
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Rent allocation - 26th floor       0    3750    3750   3750   3750   3750   3750   3750   3750    3750   3750   3750   3750   45000
- -----------------------------------------------------------------------------------------------------------------------------------
Leaseholds                      8000       0       0      0      0      0      0      0      0       0      0      0      0    8000
- -----------------------------------------------------------------------------------------------------------------------------------
Desks                           3000       0       0      0      0      0      0      0      0       0      0      0      0    3000
- -----------------------------------------------------------------------------------------------------------------------------------
Chairs                          3000       0       0      0      0      0      0      0      0       0      0      0      0    3000
- -----------------------------------------------------------------------------------------------------------------------------------
Dividers                        2000       0       0      0      0      0      0      0      0       0      0      0      0    2000
- -----------------------------------------------------------------------------------------------------------------------------------
Carpet                          1500       0       0      0      0      0      0      0      0       0      0      0      0    1500
- -----------------------------------------------------------------------------------------------------------------------------------
Advertisements                     0    3800    3800   3800   3800   3800   3800   3800   3800    3800   3800   3800   3800   45600
- -----------------------------------------------------------------------------------------------------------------------------------
Leads                              0    4313    8625  12937  17250  17250  17250  17250  17250   17250  17250  17250  17250  181125
- -----------------------------------------------------------------------------------------------------------------------------------
Phones - Installation           3500       0       0      0      0      0      0      0      0       0      0      0      0    3500
- -----------------------------------------------------------------------------------------------------------------------------------
Phones - monthly                   0    1500    1500   1500   1500   1500   1500   1500   1500    1500   1500   1500   1500   18000
- -----------------------------------------------------------------------------------------------------------------------------------
Administration (Billing)           0     600    1200   1800   2400   2400   2400   2400   2400    2400   2400   2400   2400   25197
- -----------------------------------------------------------------------------------------------------------------------------------
Long Distance                      0   28800   28800  28800  28800  28800  28800  28800  28800   28800  28800  28800  28800  345600
- -----------------------------------------------------------------------------------------------------------------------------------
Janitorial                         0     100     100    100    100    100    100    100    100     100    100    100    100    1200
- -----------------------------------------------------------------------------------------------------------------------------------
Call Center Support                0     100     100    100    100    100    100    100    100     100    100    100    100    1200
- -----------------------------------------------------------------------------------------------------------------------------------
Brochure                           0      81     162    243    324    324    324    324    324     324    324    324    324    3402
- -----------------------------------------------------------------------------------------------------------------------------------
Labels                             0     405     810   1215   1620   1620   1620   1620   1620    1620   1620   1620   1620   17010
- -----------------------------------------------------------------------------------------------------------------------------------
Inventory form                     0      41      81    122    162    162    162    162    162     162    162    162    162    1701
- -----------------------------------------------------------------------------------------------------------------------------------
Return Envelope                    0      27      54     81    108    108    108    108    108     108    108    108    108    1134
- -----------------------------------------------------------------------------------------------------------------------------------
Window Envelope                    0      27      54     81    108    108    108    108    108     108    108    108    108    1134
- -----------------------------------------------------------------------------------------------------------------------------------
Postage                            0     594    1188   1782   2376   2376   2376   2376   2376    2376   2376   2376   2376   24948
- -----------------------------------------------------------------------------------------------------------------------------------
Return mail postage                0     184     367    551    734    734    734    734    734     734    734    734    734    7711
- -----------------------------------------------------------------------------------------------------------------------------------
Letter (card carrier)              0      54     108    162    216    216    216    216    216     216    216    216    216    2268
- -----------------------------------------------------------------------------------------------------------------------------------
Membership card                    0      59     119    178    238    238    238    238    238     238    238    238    238    2495
- -----------------------------------------------------------------------------------------------------------------------------------
Fulfillment                        0     243     486    729    972    972    972    972    972     972    972    972    972   10206
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                 21000   44677   51304  57931  64558  64558  64558  64558  64558   64558  64558  64558  64558  755931
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Tracker Profit/Loss           -21000    5988   50027  94066 138104 138104 138104 138104 138104  138104 138104 138104 138104 1372020
- -----------------------------------------------------------------------------------------------------------------------------------

Notes:
1.       Expenses do not include G.S.T.
2.       Based on set up of 30 stations.
3. Revenues based on productivity of 2.4 (NET) sales per day per TSA starting April 1, Jan-Mar represents gradual growth ($139 US selling price converted at 1.35 CDN)
4.       Tracker percentage at 50% of total revenues.
5.       Rent allocation based on 2500 sq ft @ $15/sq ft.
6. Advertisements based on continuous running 1 1/16" x 1 1/2" (21 lines) in Toronto Star.
7. Leads - initial purchases of 50,000 then at full production 150,000 per month @ $115/'000.
8. Long Distance based on 240 minutes per day per operator (each 8 hours shift = 480 minutes) @ $.20/min.
9.       Janitorial - $100/mo.
10. Call Center Support - handling additional calls on the program & actual credit card service.
11.      All fulfillment items - used figures from prior kit fulfillment.
12. Administration Billing - based on 72 desks taking 8 hours of data entry time @ $10/hr.
Note: No allowance made for mangement or other Tracker staff time in above numbers.


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